(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(REGISTERED TRADEMARK)
EMERGING ASIA
FUND, INC.
SEMIANNUAL REPORT
APRIL 30, 1998
CONTENTS


PRESIDENT'S MESSAGE          3   NED JOHNSON ON INVESTING STRATEGIES.

FUND TALK                    4   THE MANAGER'S REVIEW OF FUND
                                 PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES           7   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                                 INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS                  8   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                                 WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS         14  STATEMENTS OF ASSETS AND LIABILITIES,
                                 OPERATIONS, AND CHANGES IN NET ASSETS,
                                 AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                        18  NOTES TO THE FINANCIAL STATEMENTS.

DIVIDENDS AND DISTRIBUTIONS  23  DIVIDEND REINVESTMENT AND CASH
                                 PURCHASE PLAN.

OTHER FUND INFORMATION       26


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE
INVESTMENT COMPANY ACT OF 1940
THAT FROM TIME TO TIME THE FUND MAY PURCHASE AT MARKET PRICES SHARES OF ITS COMMON STOCK IN THE
OPEN MARKET.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION
INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED
IN THE REPORT.
PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Low interest rates and subdued inflation were two main factors that bolstered stock and bond markets in the U.S. during the first four months of 1998. The stock market continued to soar to record heights as corporate earnings proved to be stronger than expected and investors shrugged off concerns about the effects of economic difficulties in Asia. The Federal Reserve Board continued its steady interest rate policy, which boosted the performance of bonds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The six months that ended April 30,
1998, were characterized by a
high level of market volatility.
During the six months,
performance among stock markets
was mixed.  Taiwan rose about 8%,
followed by India, which rose more
than 5%. Among the larger markets
in the region, Hong Kong fell about
8%, Singapore by 12% and South
Korea around 17%. Most markets
in the region fell sharply in late
1997, before rising significantly
in late January and into February.
The recovery in markets coincided
with a series of announcements
from the International Monetary
Fund that financial aid would be
given to South Korea, Thailand
and Indonesia. This helped to
arrest the sharp decline in many
local currencies, which in turn had
a beneficial impact on stock
markets. The rise in the markets
came on the heels of negative
investor sentiment and after
markets had fallen a long way over
a short period. Any unexpected
good news tended to be greeted
positively by investors and
encourage buying.  Near the end of
the period, markets began to give
up some of these gains due to profit
taking and investors started to
reappraise the economic outlook
for the region. It became apparent
that the recessions might deepen
amid rising unemployment, higher
inflation and sluggish growth in
exports. Social unrest in Indonesia
and South Korea also had a
negative impact on share prices.
An interview with Peter Phillips, Portfolio Manager of Fidelity Advisor Emerging Asia Fund
Q. HOW DID THE FUND PERFORM, PETER?
A. During the six months that ended April 30, 1998, the fund returned -3.92% based on the change in its net asset value. Although this was disappointing, the return for the Morgan Stanley Capital International
(MSCI) All Country Asia ex-Japan Free Index was -10.75%. The fund is a closed-end fund and is traded on the New York Stock Exchange. The return in terms of its share price performance over the period was -1.43%, assuming that dividends and capital gain distributions were reinvested. This better return reflects the narrowing in the discount at which the shares traded to the fund's underlying net asset value.
Q. WHY DID THE FUND PERFORM BETTER THAN THE INDEX?
A. It was mainly a case of good stock picking, but the fund also was helped by holding a relatively low proportion in some of the worst-performing markets. Markets such as India and Taiwan - which accounted for over a quarter of the fund's assets on April 30 - were among the better-performing markets. The Hong Kong market - about 35% of the fund's assets as of the end of the period - was not as weak as some of its neighbors. In terms of stock selection, the most value was added in Taiwan, Hong Kong, South Korea and Singapore. Holdings that performed well included Singapore Telecommunications, ITC, Phoenixtec Power and Samsung Electronics.
Q. WERE THERE MANY CHANGES TO THE FUND IN THE SIX-MONTH PERIOD?
A. The fund's technology investments continued to increase and now represent 13.2% of the fund. Holdings that are more sensitive to growth in their domestic economies were reduced. The fund has continued to be biased towards the larger markets in the region, such as Hong Kong, Taiwan and Singapore. Not only are these countries fundamentally stronger than some of the smaller economies in the region, but also many of their companies have relatively strong finances, are better managed and are therefore better equipped to weather the economic downturn in the region.
Q. INDIA ALSO REPRESENTS ONE OF THE LARGER MARKETS IN THE PORTFOLIO.
WHY IS THAT?
A. India accounts for about 13% of the index, and as a rule, the portfolio's market exposure tends not to diverge significantly from the index. The Indian market also has offered a relatively safe haven because it has tended not to perform in line with markets in Southeast Asia. However, the most important factor was being able to find attractive investments. Two of the top 10 holdings are Indian companies. One is ITC, a holding company with businesses in tobacco, hotels, financial services and paper, and the other is Mahanagar Telephone Nigam.
Q. CAN YOU DESCRIBE THE TYPE OF COMPANIES YOU'VE BEEN LOOKING FOR?
A. In the current environment, it is important that companies have strong finances. The fund emphasized companies that generate a lot of cash and are able to service their debt. Resorts World in Malaysia and Hong Kong and China Gas Company fulfilled this criteria. The fund also emphasized companies that have fairly stable earnings growth - utility companies in particular, especially telecom companies. Also emphasized were companies that have strong positions in their industries. Many of the technology companies fall into this category. They also are major exporters and can benefit from a more competitive exchange rate, given the sharp falls in currencies across the region. Further, some companies are in a good position to gain market share from their weaker competitors. This is the case in the banking sector, where there is likely to be consolidation.
Q. WERE THERE ANY DISAPPOINTMENTS IN THE PERIOD?
A. In Hong Kong, the rise in interest rates caused the share price of property stocks to decline sharply. This adversely affected the performance of Sun Hung Kai Properties and New World Development, which have extensive property investments in Hong Kong. In the Asian markets, the banking sector was hurt by the sharp rise in bad debts. Malayan Banking in Malaysia and Bangkok Bank in Thailand were disappointing performers.
Q. WHAT IS THE OUTLOOK FOR THE NEXT SIX MONTHS?
A. Although there are still many uncertainties, it should be possible to find markets and companies that are more likely to prosper in the years ahead. Hong Kong, Singapore and Taiwan are in a relatively strong position to weather the crisis. There also are concerted efforts being made in Thailand and to some extent in South Korea to implement economic and corporate reforms. India has not been greatly affected by events in Southeast Asia. In this environment, the general focus is on companies with strong fundamentals - companies whose profit growth is more predictable and that have low levels of financial risk and strong cash flow.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
NOTE TO SHAREHOLDERS:
ON MAY 15, 1998, IT WAS ANNOUNCED
THAT THE SHAREHOLDERS OF THE FUND
WILL BE ASKED TO APPROVE A PROPOSAL
TO CONVERT THE FUND INTO AN
OPEN-END INVESTMENT COMPANY.
THE VOTE IS SCHEDULED TO TAKE PLACE
AT THE FUND'S ANNUAL MEETING,
WHICH WILL BE HELD LATER THIS YEAR.
WHILE THE EXACT TERMS OF THE
TRANSACTION ARE STILL UNDER
CONSIDERATION, MATERIALS
PROVIDING A DETAILED DESCRIPTION OF
THE PROPOSED CONVERSION AND
VOTING INFORMATION WILL BE SENT TO
SHAREHOLDERS PRIOR TO THE MEETING.
THE CONVERSION OF THE FUND IS BEING
PROPOSED BECAUSE THE FUND'S SHARES
HAVE TRADED AT A PERSISTENT
DISCOUNT TO THEIR NET ASSET VALUE,
DESPITE THE FUND HAVING
REPURCHASED 10% OF ITS OUTSTANDING
SHARES IN EACH OF THE PAST TWO
YEARS.
FUND FACTS
GOAL: TO ACHIEVE LONG-TERM
CAPITAL APPRECIATION THROUGH
INVESTMENTS IN EQUITY AND DEBT
SECURITIES OF ASIAN EMERGING
MARKET ISSUERS
FUND NUMBER: 627
TRADING SYMBOL: FAE
START DATE: MARCH 25, 1994
SIZE: AS OF APRIL 30, 1998,
MORE THAN $73 MILLION
MANAGER: PETER PHILLIPS, SINCE
1994; JOINED FIDELITY IN 1987
(CHECKMARK)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF APRIL 30, 1998
                                   % OF FUND'S   % OF FUND'S INVESTMENTS
                                   INVESTMENTS   IN THESE STOCKS
                                                 6 MONTHS AGO

HUTCHISON WHAMPOA LTD. ORD.        4.9           5.1

HONG KONG TELECOMMUNICATIONS LTD.  4.6           4.8

CHEUNG KONG HOLDINGS LTD.          4.3           4.6

HANG SENG BANK LTD.                4.2           4.0

CLP HOLDINGS LTD.                  3.4           3.5

SUN HUNG KAI PROPERTIES LTD.       2.8           3.3

HONG KONG & CHINA GAS CO. LTD.     2.4           2.8

ITC LTD.                           2.3           1.1

MAHANAGAR TELEPHONE NIGAM LTD.     2.1           1.2

SINGAPORE TELECOMMUNICATIONS LTD.  2.0           1.5

TOP FIVE MARKET SECTORS AS OF APRIL 30, 1998
                                  % OF FUND'S   % OF FUND'S INVESTMENTS
                                  INVESTMENTS   IN THESE MARKET SECTORS
                                                6 MONTHS AGO

UTILITIES                         20.8          21.5

FINANCE                           20.4          18.4

TECHNOLOGY                        13.2          8.9

CONSTRUCTION & REAL ESTATE        12.3          12.9

INDUSTRIAL MACHINERY & EQUIPMENT  5.2           5.4

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998  AS OF OCTOBER 31, 1997
ROW: 1, COL: 1, VALUE: 97.40000000000001
ROW: 1, COL: 2, VALUE: 2.6
STOCKS  94.9%
SHORT-TERM
INVESTMENTS 5.1%
STOCKS  97.4%
SHORT-TERM
INVESTMENTS 2.6%
ROW: 1, COL: 1, VALUE: 94.90000000000001
ROW: 1, COL: 2, VALUE: 5.1
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 97.3%
 SHARES VALUE (NOTE 1)
CHINA - 0.5%
Jiangsu Expressway Co. Ltd. Class H  242,000 $ 69,491
Shenzhen Expressway Co. Ltd. Class H  502,000  137,672
Zhejiang Expressway Co. Class H  692,000  167,005
  374,168
HONG KONG - 35.9%
CLP Holdings Ltd.   518,000  2,486,881
Cheung Kong Holdings Ltd.   472,000  3,137,123
China Telecom Ltd.   64,000  123,600
China Resources Enterprise Ltd.   70,000  120,152
Citic Pacific Ltd. Ord.   94,000  288,727
Dairy Farm International Holdings Ltd.   564,000  721,920
Dah Sing Financial Holdings Ltd.   125,600  306,361
First Pacific Co. Ltd. (a)  400,000  192,295
Great Eagle Holdings Ltd.   107,695  144,548
Hang Seng Bank Ltd.   362,700  3,054,291
Hong Kong & China Gas Co. Ltd.   1,275,685  1,736,914
Hong Kong & China Gas Co. Ltd. warrants 9/30/99 (a)  57,985  -
Hong Kong Telecommunications Ltd.   1,766,400  3,411,360
Hutchison Whampoa Ltd. Ord.   580,000  3,585,468
JCG Holdings Ltd.   1,274,000  583,687
Jardine Matheson Holdings Ltd. Ord.   59,000  248,980
Johnson Electric Holdings Ltd.   62,000  210,041
National Mutual Asia Ltd.   676,000  540,905
New World Development Co. Ltd.   368,780  1,049,442
Sime Darby Ltd.   166,000  68,020
Smartone Telecommunications Holdings Ltd.   116,000  304,653
Sun Hung Kai Properties Ltd.   352,000  2,089,695
Swire Pacific Ltd. Class A  209,000  1,043,854
Television Broadcast Ltd. Ord.   139,000  355,191
Wing Hang Bank Ltd.   183,400  515,986
  26,320,094
INDIA - 12.7%
Bharat Heavy Electricals Ltd.   35,000  346,343
Bharat Petroleum Corp. Ltd.   32,400  326,228
Bajaj Auto Ltd.   11,525  172,882
Dr. Reddy's Laboratories Ltd.   23,400  269,794
East India Hotels Ltd.   21,900  205,683
Hindustan Lever Ltd.   35,705  1,417,771
Hindustan Petroleum Corp. Ltd.   30,000  304,986
Housing Development Finance Corp. Ltd.   7,298  592,991
ITC Ltd.   83,700  1,658,688
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDIA - CONTINUED
Industrial Credit & Investment Trust (a)  146,470 $ 380,947
Mahanagar Telephone Nigam Ltd.   244,400  1,550,769
Mahindra & Mahindra Ltd.   22,500  163,786
Procter & Gamble India Ltd. (a)  4,500  93,007
Reliance Industries Ltd.   145,800  693,457
State Bank of India  90,755  658,125
Tata Power Co.   61,100  169,385
Videsh Sanchar Nigam Ltd.   17,100  333,690
  9,338,532
INDONESIA - 1.5%
Gudang Garam PT Perusahaan  167,000  199,356
Gulf Indonesia Resources Ltd.   21,300  327,488
PT Astra Argo Niaga Lestari TBK (a)  288,000  125,100
PT Indosat  104,000  152,100
PT Telekom  851,000  335,081
  1,139,125
KOREA (SOUTH) - 4.1%
Korea Electric Power Corp.   36,000  490,236
Lg Electronics, Inc.   23,400  278,384
Lg Semicon Co. Ltd.   5,400  63,030
Medison Co. Ltd.   36,300  296,049
Pohang Iron & Steel Co. Ltd.   3,480  187,149
SK Telecom Ltd.   413  251,694
Samsung Electronics Co. Ltd. (vtg.)  14,048  777,817
Samsung Electronics Co. Ltd. rights 6/1/98 (a)  1,006  19,420
S1 Corp.   1,047  148,844
Samsung Display Devices Ltd.   3,600  179,125
Samsung Display Devices Ltd. rights 5/11/98 (a)  521  9,044
Sindo Ricoh Co.   640  22,507
Shin Sung Engineering Co.   664  9,589
Samsung Fire & Marine Insurance  1,066  315,054
  3,047,942
MALAYSIA - 10.3%
Amway Holding BHD  145,000  285,532
Berjaya Sports Toto BHD  182,000  431,534
Carlsberg Brewery BHD  50,000  172,806
Commerce Asset Holding BHD  158,000  118,526
EON (Edaran Otomobil Nasional) BHD  123,000  210,904
Kuala Lumpur Kepong BHD Ord.   78,000  180,764
Malaysia International Shipping BHD (For. Reg.) 333,000 579,906 COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MALAYSIA - CONTINUED
Malakoff BHD  43,000 $ 112,900
Malaysian Pacific Industries Ord.   30,000  86,001
Malayan Banking BHD  167,000  492,163
Perusahaan Otomobil Nasional BHD  117,000  144,820
Petronas Gas BHD  175,000  421,969
Public Bank BHD (For. Reg.)  435,000  207,448
Puncak Niaga Holdings BHD (a)  270,000  241,608
RJ Reynolds BHD  13,000  20,723
Resorts World BHD  328,000  632,713
Rothmans of Pall Mall Malaysia BHD  83,000  683,791
Tanjong PLC (For. Reg.)  56,000  127,528
Tenega Nasional BHD  507,000  1,011,962
Telekom Malaysia BHD  371,000  1,113,248
YTL Corp. BHD (a)  67,750  105,278
YTL Power International BHD  165,000  149,417
  7,531,541
PAKISTAN - 0.0%
Askari Commercial Bank  66  33
Pak Electron Ltd. (a)  55  5
Sui Southern Gas Pipelines Ltd. (a)  2,320  887
  925
PHILIPPINES - 2.0%
Benpress Holdings Corp. GDR (a)  52,580  164,050
Manila Electric Co. Class B  77,120  218,427
Philippine Long Distance Telephone  24,800  662,360
QueenBee Resources Corp. warrants 3/25/03 (a)  276,000  125,143
SM Prime Holdings, Inc.   1,879,000  336,119
  1,506,099
SINGAPORE - 10.0%
City Developments Ltd.   104,000  449,889
Datacraft Asia Ltd.   225,000  756,000
DBS Land Ltd.   121,000  182,627
Development Bank of Singapore Ltd. (For. Reg.) 51,000 338,175 Development Bank of Singapore Ltd. Class A (For. Reg.) (a) 15,300 99,520
Keppel Corp. Ltd.   68,250  183,609
Overseas Chinese Banking Corp.   226,480  1,194,258
Parkway Holdings Ltd.   47,000  101,509
Singapore International Airlines Ltd.   96,000  624,440
Singapore Press Holdings  109,220  1,207,041
Singapore Telecommunications Ltd.   845,000  1,451,468
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SINGAPORE - CONTINUED
United Industrial Corp. Ltd.   278,000 $ 110,603
United Overseas Bank Ltd. (For. Reg.)  129,400  612,883
  7,312,022
TAIWAN - 15.5%
Acer, Inc. (a)  152,362  254,133
Acer Peripherals, Inc.   86,000  156,485
Asustek Computer, Inc. (a)  43,500  886,503
Bank Sinopac (a)  673,356  490,092
CTCI Corp.   169,000  240,883
Compal Electronics, Inc. (a)  157,000  683,240
Cathay Life Insurance Co. Ltd.   246,195  985,542
Cathay Construction Co. Ltd.   574,494  533,125
China Development Corp. (a)  252,506  685,356
China Trust Co. Ltd. (a)  373,750  438,646
Compeq Manufacturing Co. Ltd. (a)  43,000  331,226
Formosa Chemical & Fibre  388,595  400,680
Formosa Plastic  28,144  48,223
Hon Hai Precision Ind. Co. (a)  78,800  458,827
Hotung Investment Holdings Ltd.   1,068,000  277,680
Kindom Construction Co. Ltd. (a)  130,000  234,575
Nan Ya Plastics Corp.   212,500  351,218
Phoenixtec Power Co. (a)  291,150  949,177
President Enterprises Corp. (a)  376,840  395,417
Siliconware Precision Industries (a)  212,200  514,822
Standard Foods Taiwan Ltd. (a)  750  1,342
Taiwan Semiconductor Manufacturing Co. Ltd. (a) 294,000 1,270,527 Taishin International Bank (a) 590,000 415,109
Yung Shin Pharmaceutical Industries Co. Ltd.   153,890  350,020
  11,352,848
THAILAND - 3.5%
Bangkok Bank Ltd. (For. Reg.)  103,700  260,931
Bank of Ayudhya PCL (For. Reg.)  124,300  39,499
Bank of Ayudhya PCL rights 6/10/98 (a)  124,300  7,255
BEC World PCL (For. Reg.)   6,000  31,751
Bangkok Expressway PCL (For. Reg.) (a)  180,000  142,412
Cogeneration PCL (For. Reg.)  144,200  86,034
Delta Electronics PCL (For. Reg.)  15,900  164,156
Delta Electronics Thai PCL subscription offer 5/31/98 (a)  7,950
80,016
Eastern Water Resources Development & Management
PCL (For. Reg.)  190,100  221,907
Electricity Generating PCL (For. Reg.)  117,000  227,626
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
THAILAND - CONTINUED
Industrial Finance Corp. of Thailand (For. Reg.) 148,500 $ 61,634 National Finance & Securities PCL (For. Reg.) 280,000 125,292
Phatra Thanakit PCL (For. Reg.) (a)  69,600  76,732
PTT Exploration & Production (For. Reg.)  30,100  318,568
Siam Cement PCL (For. Reg.)  18,000  254,942
Shinawatra Computer & Communication PCL (For. Reg.) 31,000 194,604 Siam Makro PCL (Loc. Reg.) (a) 45,000 74,125
Thai Farmers Bank PCL  78,500  180,214
  2,547,698
UNITED KINGDOM - 1.0%
HSBC Holdings PLC  24,912  732,564
VIETNAM - 0.3%
Vietnam Enterprise Investments Ltd. (a)(c)  250,000  227,500
TOTAL COMMON STOCKS
(Cost $82,457,104)   71,431,058
NONCONVERTIBLE PREFERRED STOCKS - 0.1%
TAIWAN - 0.1%
Taishin International Bank
(Cost $48,629)  91,700  64,253
CASH EQUIVALENTS - 2.6%
Taxable Central Cash Fund (b)
(Cost $1,879,097)  1,879,097  1,879,097
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $84,384,830)  $ 73,374,408
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $227,500 or 0.3% of net assets.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment
in Securities
Aerospace & Defense   0.2%
Basic Industries   2.3
Construction & Real Estate   12.3
Durables   1.9
Energy   2.3
Finance   20.4
Health   1.4
Holding Companies   3.4
Industrial Machinery & Equipment   5.2
Media & Leisure   4.7
Nondurables   4.4
Retail & Wholesale   1.1
Services   0.2
Technology   13.2
Transportation   3.6
Utilities   20.8
Cash Equivalents   2.6
    100.0%
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $84,664,825. Net unrealized depreciation aggregated $11,290,417, of which $7,379,666 related to appreciated investment securities and $18,670,083 related to depreciated investment securities.
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                          APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $84,384,830) -                 $ 73,374,408
SEE ACCOMPANYING SCHEDULE

FOREIGN CURRENCY HELD AT VALUE IN NEW TAIWAN DOLLARS                     519,081
(COST $519,984)

RECEIVABLE FOR INVESTMENTS SOLD                                          318,505

DIVIDENDS RECEIVABLE                                                     182,620

INTEREST RECEIVABLE                                                      8,034

DEFERRED ORGANIZATION EXPENSES                                           31,875

 TOTAL ASSETS                                                            74,434,523

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                     $ 9,550

ACCRUED MANAGEMENT FEE                                         90,265

OTHER PAYABLES AND ACCRUED EXPENSES                            487,363

 TOTAL LIABILITIES                                                       587,178

NET ASSETS                                                              $ 73,847,345

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                         $ 95,725,965

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                         (481,926)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                    (10,385,583)
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                (11,011,111)
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 6,842,146 SHARES OUTSTANDING                            $ 73,847,345

NET ASSET VALUE ($73,847,345 (DIVIDED BY) 6,842,146 SHARES)              $10.79



STATEMENT OF OPERATIONS
                                      SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                       $ 837,084
DIVIDENDS

INTEREST                                                                 74,501

                                                                         911,585

LESS FOREIGN TAXES WITHHELD                                              (44,677)

 TOTAL INCOME                                                            866,908

EXPENSES

MANAGEMENT FEE                                            $ 409,100
BASIC FEE

 PERFORMANCE ADJUSTMENT                                    150,340

TRANSFER AGENT FEES                                        7,453

ADMINISTRATIVE FEES AND EXPENSES                           81,909

DIRECTORS' COMPENSATION                                    19,383

CUSTODIAN FEES AND EXPENSES                                125,172

AUDIT                                                      45,614

LEGAL                                                      37,841

AMORTIZATION OF ORGANIZATION EXPENSES                      19,125

MISCELLANEOUS                                              19,105

 TOTAL EXPENSES BEFORE REDUCTIONS                          915,042

 EXPENSE REDUCTIONS                                        (11,560)      903,482

NET INVESTMENT INCOME (LOSS)                                             (36,574)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     (9,778,796)

 FOREIGN CURRENCY TRANSACTIONS                             (122,506)     (9,901,302)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     6,940,411

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES              2,331         6,942,742

NET GAIN (LOSS)                                                          (2,958,560)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ (2,995,134)
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
                                                             SIX MONTHS ENDED  YEAR ENDED
                                                             APRIL 30, 1998    OCTOBER 31,
                                                             (UNAUDITED)       1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                   $ (36,574)        $ 43,736
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                     (9,901,302)       1,779,496

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)         6,942,742         (31,390,787)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING              (2,995,134)       (29,567,555)
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                                 (314,886)         (43,736)
FROM NET INVESTMENT INCOME

 IN EXCESS OF NET INVESTMENT INCOME                           (445,352)         (40,735)

 FROM NET REALIZED GAIN                                       (960,172)         (3,463,308)

 IN EXCESS OF NET REALIZED GAIN                               (484,281)         -

 TOTAL DISTRIBUTIONS                                          (2,204,691)       (3,547,779)

SHARE TRANSACTIONS                                            (9,054,476)       (13,397,085)
COMMON STOCK REPURCHASED

 REPURCHASE OFFER EXPENSES                                    (129,240)         (113,869)

 REDEMPTION FEES ADDED TO PAID IN CAPITAL                     129,240           113,869

 COST OF SHARES REPURCHASED                                   (9,054,476)       (13,397,085)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                     (14,254,301)      (46,512,419)

NET ASSETS

 BEGINNING OF PERIOD                                          88,101,646        134,614,065

 END OF PERIOD (INCLUDING UNDER (OVER) DISTRIBUTION OF NET   $ 73,847,345      $ 88,101,646
INVESTMENT INCOME OF $(481,926) AND $314,886,
RESPECTIVELY)

OTHER INFORMATION                                             (760,238)         (844,709)
SHARES REDEEMED




FINANCIAL HIGHLIGHTS
                                       SIX MONTHS ENDED            YEARS ENDED OCTOBER 31,
                                       APRIL 30, 1998

                                       (UNAUDITED)          1997      1996       1995         1994 E
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD   $ 11.59              $ 15.94   $ 13.94    $ 16.01      $ 14.10

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D         .00                  .01       .01        .01          .03

 NET REALIZED AND UNREALIZED            (.51)               (3.94)     2.05       (1.83)       1.97
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS       (.51)               (3.93)     2.06       (1.82)       2.00

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME             (.04)               (.01)      (.01)      (.04)        -

 IN EXCESS OF NET INVESTMENT INCOME     (.06)               -          (.05)      (.09)        -

 FROM NET REALIZED GAIN                 (.13)               (.41)      -          (.10)        -

 IN EXCESS OF NET REALIZED GAIN         (.06)               -          -          (.02)        -

 TOTAL DISTRIBUTIONS                    (.29)               (.42)      (.06)      (.25)        -

ANTIDILUTION RESULTING FROM             -                   -          -          -            .02
ADDITIONAL OFFERING OF SHARES

OFFERING EXPENSES                       -                   -          -          -            (.11)

NET ASSET VALUE, END OF PERIOD         $ 10.79 N          $ 11.59 K  $ 15.94    $ 13.94      $ 16.01

MARKET VALUE, END OF PERIOD            $ 9.310            $ 9.750    $ 13.750   $ 11.875     $ 15.125

TOTAL RETURN B                          (1.43)%             (27.08)%   16.26%     (19.94)% L   .83% H
MARKET VALUE I

 NET ASSET VALUE C, M                   (3.92)%             (25.23)%   14.81%     (11.21)% L   13.39% J

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD              $ 73,847          $ 88,102   $ 134,614  $ 117,754    $ 135,273
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE            2.26% A            1.72%      1.63%      1.68%        1.70% A
NET ASSETS

RATIO OF EXPENSES TO AVERAGE NET        2.23% A, F         1.71%      1.63%      1.68%        1.70% A
ASSETS AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME          (.09)% A           .03%       .09%       .08%         .29% A
(LOSS) TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE                 40% A              55%        63%        69%          70% A

AVERAGE COMMISSION RATE G              $ .0063           $ .0091     .0134


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL NET ASSET VALUE RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
 D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD MARCH 25, 1994 (COMMENCEMENT OF OPERATIONS) TO
OCTOBER 31, 1994.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
H TOTAL MARKET VALUE RETURN INCLUDES ONE TIME SALES LOAD OF 6% PAID IN CONNECTION WITH THE INITIAL PUBLIC OFFERING.
I TOTAL MARKET VALUE RETURN REFLECTS THE EFFECT OF CHANGES IN THE FUND'S MARKET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED.
J TOTAL NET ASSET VALUE RETURN DOES NOT INCLUDE THE EFFECT OF ANTIDILUTION OR SALES LOADS.
K THE FUND INCURRED EXPENSES OF $.01 PER SHARE IN CONNECTION WITH ITS REPURCHASE OFFER WHICH WERE OFFSET BY REDEMPTION FEES COLLECTED AS PART OF THE REPURCHASE OFFER.
L THE TOTAL RETURNS INCLUDE THE EFFECT OF A CORRECTION TO DIVIDEND REINVESTMENT METHODOLOGY.
M TOTAL NET ASSET VALUE RETURN REFLECTS THE EFFECT OF CHANGES IN THE FUND'S NET ASSET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. THIS PERCENTAGE IS NOT AN INDICATION OF THE PERFORMANCE OF A SHAREHOLDER'S INVESTMENT IN THE FUND BASED ON MARKET VALUE DUE TO DIFFERENCES BETWEEN THE MARKET PRICE OF THE STOCK AND THE NET ASSET VALUE OF THE FUND. N THE FUND INCURRED EXPENSES OF $.02 PER SHARE IN CONNECTION WITH ITS REPURCHASE OFFER WHICH WERE OFFSET BY REDEMPTION FEES COLLECTED AS PART OF THE REPURCHASE OFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Emerging Asia Fund, Inc. (the fund), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified closed-end management investment company.
There are 100,000,000 shares of $.001 par value common stock authorized. During the first calendar quarter of each year, the Board of Directors of the fund may, under certain circumstances, conduct a repurchase or tender offer to repurchase a maximum of ten percent of the fund's outstanding shares of common stock at a price equal to the net asset value per share at the time of repurchase.
In April 1998 and April 1997, the fund completed repurchase offers for ten percent of the fund's outstanding shares. The repurchase offers resulted in the repurchase of 760,238 and 844,709 shares of the fund's common stock at a net asset value of $11.91 and $15.86 per share, for each of the periods respectively. Such shares are included as authorized but unissued shares of the fund.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded is expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. If the broker-quoted premium is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local share in the principal market in which such securities are normally traded.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. The fund incurred organization expenses in connection with its initial issuance of shares. The organization expenses of $191,250 are being amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the fund.
In addition, the fund incurred expenses in connection with its repurchase offers of $129,240 and $113,869 during the periods ending April 30, 1998 and October 31, 1997, respectively, which were paid by the fund and charged to paid in capital. All of these expenses were offset by redemption fees collected as a part of the repurchase offer and were accounted for as an addition to paid in capital. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Pursuant to the fund's Dividend Reinvestment and Cash Purchase Plan (the Plan), shareholders may elect to have all distributions automatically reinvested in fund
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value. If the net asset value is less than 95% of the market price on valuation date, then shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of the fund shares at such time, the Plan Agent will purchase shares of stock valued at market price on the valuation date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. The fund invests in new securities offered by some foreign companies by making applications in the public offering. Either all, or a portion, of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount, plus the remaining amount of issue price, is recorded as cost of investments.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC the fund may invest in the Taxable Central Cash Fund (the Cash
Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $15,396,091 and $23,220,196, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment manager, FMR receives a fee that is computed daily at an annual rate of 1.00% of the fund's average net assets. The fee is subject to a performance adjustment (up to a maximum of (plus/minus).25% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of 1.38% of average net assets after the performance adjustment.
ADVISER FEE. FMR and the fund entered into an investment advisory agreement with Fidelity International Investment Advisors (FIIA), an affiliate of FMR, pursuant to which FIIA is responsible for the management of the fund's portfolio in accordance
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ADVISER FEE - CONTINUED
with the fund's investment policies and for making decisions to buy or sell securities. FMR pays FIIA a portion of its management fee, including any performance adjustment.
SUB-ADVISER FEE. FIIA, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Japan Limited (FIJ), an affiliate of FMR, to provide advisory services concerning fund assets invested in Japanese and other securities. FIIA pays FIJ a portion of its fee based on the assets managed by FIJ.
ADMINISTRATIVE FEE. Fidelity International Limited (FIL), an affiliate of FMR, has entered into a Fund Management Agreement with the fund to provide, or arrange to provide, administrative services to the fund including maintaining the fund's accounting records. As the fund's administrative manager, FIL receives a monthly fee at an annual rate of .20% of the fund's average net assets. FIL has contracted all of these services to Fidelity Service Co., a division of FMR.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $11,279 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $281 under this arrangement.
6. PROPOSED CONVERSION.
On May 7, 1998, the Board of Directors of the fund approved a proposal to convert the fund into an open-end investment company. Consummation of the proposed conversion is subject to the approval of a majority of the outstanding voting securities of the fund. Shareholders will be asked to vote on the proposed conversion at the fund's annual meeting, which will be held later this year. While the exact terms of the transaction are still under consideration, materials providing a detailed description of the proposed conversion and voting information will be sent to shareholders prior to the meeting.
DIVIDENDS AND DISTRIBUTIONS


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The fund intends to distribute annually to shareholders substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains at least annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the fund, shareholders may elect to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in fund shares, pursuant to the Plan. Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent. Shareholders who would like additional information regarding the Plan or wish to have distributions automatically reinvested should notify the fund, c/o the Plan Agent for Fidelity Advisor Emerging Asia Fund, Inc., at Two Heritage Drive, North Quincy, Massachusetts 02171.
The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the fund declare an income dividend or a capital gains distribution payable either in the fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then new shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, then the next preceding trading day. If net asset value exceeds the market price of fund shares at such time, or if the fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.
Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase fund shares in the open market on or about February 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date as specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions and voluntary cash payments will be paid by the fund. There will be no brokerage charges with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant's account will be charged a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
The reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.
If your shares are held in your own name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds. Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or nominee or the Plan Agent to see what is the best arrangement for you to participate in the Plan. Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the fund or Plan Agent by at least 30 days' written notice to all participants in the Plan. All correspondence concerning the Plan should be directed c/o the Plan Agent for Fidelity Advisor Emerging Asia Fund, Inc., at Two Heritage Drive, North Quincy, Massachusetts 02171.
OTHER FUND INFORMATION


All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. However, the fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets of the fund in connection with pooled repurchase agreement transactions.
DIVERSIFICATION OF INVESTMENTS. The Fund will invest primarily in equity securities. The Fund will diversify its investments across different regions and countries as appropriate, and FMR will consider the size of each market when allocating the Fund's investments. The Fund will no longer necessarily invest in as few as three Asian Emerging Market Countries.
BORROWING RESTRICTION. The Fund has deleted its non-fundamental policy restricting the purchase of portfolio securities while borrowings representing more than 5% of its total assets are outstanding.






ADDRESS
Fidelity Advisor Emerging
Asia Fund, Inc.
82 Devonshire Street
Boston, MA
1-800-426-5523
INVESTMENT MANAGER
Fidelity Management &
Research Company
Boston, MA
INVESTMENT ADVISER
Fidelity International
Investment Advisors
Pembroke, Bermuda
SUB-ADVISER
Fidelity Investments Japan Limited
Tokyo, Japan
DIRECTORS AND OFFICERS
Edward C. Johnson 3d, Director and President
Robert C. Pozen, Director and
Senior Vice President
Helmert Frans van den Hoven, Director
Edward H. Malone, Director
Bertram H. Witham, Jr., Director
David L. Yunich, Director
Robert H. Auld, Vice President
Peter F. Phillips, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Stuart E. Fross, Assistant Secretary
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
State Street Bank and Trust Company
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
LEGAL COUNSEL
Rogers & Wells
New York, NY
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
Boston, MA
(REGISTERED TRADEMARK)